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                                                                   EXHIBIT 10.16



  [LOGO]                   VEHICLE LEASE AGREEMENT                Client #C15217
WORLD OMNI

This Vehicle Lease Agreement (herein the "Agreement") is made and entered into by and between World Omni Financial Corp., a Florida corporation, (herein the "LESSOR"), and SEPCO INDUSTRIES, INC., a TEXAS corporation (herein the "LESSEE"), on this 28th day of July, 1993.

1.   LEASE OF VEHICLES

LESSOR hereby agrees to lease to LESSEE and LESSEE hereby agrees to lease from LESSOR certain automobiles, trucks, trailers or equipment (herein "Vehicle(s)") from time to time during the term of this Agreement. Whenever LESSEE desires to lease Vehicles, LESSEE shall submit to LESSOR a Vehicle Order in writing and pursuant to a form acceptable to LESSOR, or by electronic or telephonic means. LESSEE agrees to accept delivery of each Vehicle covered by a Vehicle Order submitted by LESSEE. LESSEE'S lease and acceptance of any such Vehicles shall take effect on the terms and conditions specified in this Agreement, in the exhibits attached hereto and in any Lease Unit Quotation executed in connection with such Vehicle. Immediately upon delivery of each Vehicle by LESSOR or its designated agent to LESSEE or its designated agent (herein "Delivery Date"). The failure to execute a Lease Unit Quotation with respect to a Vehicle shall not affect LESSEE'S obligations to pay rent under this Agreement and comply with all other terms and conditions of this Agreement with respect to such Vehicle. LESSEE'S or its designated agent's acceptance of a Vehicle shall constitute a warranty by LESSEE that the party accepting such Vehicle has the authority to do so on behalf of LESSEE, and that the Vehicle conforms to LESSEE'S Vehicle Order. LESSEE shall take delivery of a Vehicle within five (5) business days of notice to LESSEE that such Vehicle is available for delivery. LESSEE'S approval of the contract evidencing LESSOR'S purchase of a Vehicle is a condition to the effectiveness of this Agreement as to such Vehicle. LESSEE or its designated agent shall review such contract prior to delivery of a Vehicle, and acceptance of the Vehicle by LESSEE or its designated agent shall constitute approval of such contract. In the event any Vehicle Order is cancelled by LESSEE, LESSEE agrees to reimburse LESSOR for any losses or expenses incurred as a result of such cancellation.

Upon acceptance of each Vehicle, LESSEE agrees that LESSEE'S obligation to pay rent and other amounts hereunder with respect to such Vehicle shall be irrevocable, independent, absolute and unconditional, and LESSEE shall not be entitled to any reduction of, or set-off against, such amounts for any reason whatsoever (provided, however, that any payment by LESSEE shall not prejudice LESSEE'S right to claim adjustment or reimbursement based upon the provisions of this Agreement) nor shall this Agreement terminate, or the obligations of LESSEE be affected by reason of any defect in, damage to or loss of possession, use or destruction of any Vehicle from whatsoever cause, or for any other reason, unless such obligations have been terminated pursuant to the express terms hereof.

2.   (a) TERM OF AGREEMENT

The term of this Agreement shall be indefinite commencing on the date hereof, and continuing until terminated in the manner set forth in this Agreement or until either party hereto terminates same upon thirty (30) days written notice to the other. Notwithstanding the termination of this Agreement, all Vehicles then lease by LESSEE, shall continue to be subject to the terms, conditions and covenants contained in this Agreement, until each of such terms, conditions and covenants has been fulfilled and no such termination shall affect rights or obligations in existence prior to the effective date of termination.

     (b) VEHICLE LEASE TERM

With respect to any Vehicle lease pursuant to the Agreement, the minimum non-cancellable Vehicle lease term for such Vehicle shall be twelve (12) months, commencing on the Delivery Date of such Vehicle, and thereafter shall be on a month to month basis. In no event will the Vehicle lease term extend beyond sixty (60) months for automobiles and light trucks, and seventy-two (72) months for medium and heavy duty trucks, unless a different maximum lease term is set forth on any attached exhibit.

3.   LESSEE'S OPERATION OF VEHICLES

LESSEE shall use the Vehicles only in the United States, except for occasional use in Canada, for business purposes and in a safe and lawful manner and shall comply with all federal, state and local statutes, ordinances, laws and regulations which may be applicable to the leasing, possession, use or operation of the Vehicles. In addition, LESSEE shall prepare and furnish to LESSOR all documents, returns or forms legally required in connection with the leasing, possession, use or operation of the Vehicles in the locations where the Vehicles will be leased, used or operated. LESSEE shall be solely responsible for any fines or penalties assessed for violations of any federal, state or local statute, ordinance, law or regulations, as a result of the use or operation of the Vehicles by any of LESSEE'S directors, officers, shareholders, employees, agents, sublessees or subcontractors, or by any other persons.
LESSEE agrees to operate only those Vehicles which have insurance maintained with respect to the Vehicles, to maintain the Vehicles and all accessories and equipment thereof in safe and good mechanical condition and running order at all times during the term of this Agreement and to furnish all supplies, accessories, and other essentials required for the use or operation of the Vehicles or to comply with applicable federal, state and local statutes, ordinances, laws and regulations. In no event will the Vehicles be used to transport any illegal or hazardous substances, munitions or explosive devices. Lessee will not permit any Vehicle to be operated by an unlicensed driver or any other driver not legally authorized to operate the Vehicle.


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4.  LESSOR DISCLAIMERS

     (a) WHILE ANY VEHICLE IS LEASED TO LESSEE PURSUANT TO THIS AGREEMENT, LESSOR HEREBY ASSIGNS TO LESSEE ALL MANUFACTURER'S WARRANTIES APPLICABLE TO SUCH VEHICLE, IF ANY. THERE ARE NO WARRANTIES OR OTHER RIGHTS PROVIDED BY THE LESSOR OR MANUFACTURER OTHER THAN SUCH MANUFACTURER'S WARRANTIES ASSIGNED TO LESSEE. LESSOR MAKES NO REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO ANY VEHICLE, INCLUDING ITS DESIGN, OPERATION OR CONDITION OR THE EXISTENCE OR ENFORCEABILITY OF ANY WARRANTIES. EACH VEHICLE DELIVERED TO LESSEE PURSUANT TO THIS AGREEMENT IS DELIVERED AS-IS, WHERE-IS, WITH ALL FAULTS. LESSEE ACKNOWLEDGES AND AGREES THAT EACH VEHICLE IS OF A SIZE, DESIGN, CAPACITY AND MANUFACTURE SELECTED BY LESSEE AND SUITABLE FOR ITS PURPOSES.

     (b) MERCHANTABILITY AND FITNESS: LESSOR MAKES NO WARRANTY AS TO THE MERCHANTABILITY OF ANY VEHICLE OR THAT ANY VEHICLE WILL BE FIT FOR A PARTICULAR PURPOSE.

     (c) LESSOR SHALL HAVE NO LIABILITY TO LESSEE, ITS CUSTOMERS OR THIRD PARTIES FOR ANY DIRECT, INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OF ANY KIND OR NATURE DIRECTLY OR INDIRECTLY ARISING OUT OF THIS AGREEMENT OR THE LEASE, USE, POSSESSION OR OPERATION OF ANY VEHICLE OR ANY DAMAGES BASED ON STRICT OR ABSOLUTE TORT LIABILITY OR NEGLIGENCE. LESSEE ACKNOWLEDGES THAT LESSOR IS NOT THE MANUFACTURER, DESIGNER OR A DISTRIBUTOR OF THE VEHICLE. LESSOR SHALL HAVE NO LIABILITY WHATSOEVER FOR ANY FAILURE OF OR DELAY IN DELIVERY OF THE VEHICLE OR FOR THE BREACH OF ANY REPRESENTATION OR WARRANTY MADE BY THE MANUFACTURER. LESSOR MAKES TO NO REPRESENTATION AS TO THE TREATMENT BY LESSEE OF THIS LEASE FOR FINANCIAL STATEMENT OR TAX PURPOSES.

5.  COSTS, EXPENSES, FEES AND CHARGES

LESSEE covenants that it will pay all costs, expenses, fees, charges and taxes (other than federal income taxes and income taxes imposed by any state or local government to which LESSOR would otherwise be subject absent its lease of Vehicles under this Agreement) incurred, including but not limited to the titling, registration, delivery, purchase, sales, rental, installation, lease, use, possession or operation of the Vehicles during the term of this Agreement, in addition to the rental herein provided. If LESSOR incurs or is compelled to pay any of such costs LESSEE shall, upon demand from LESSOR, promptly reimburse LESSOR for same. If LESSOR pays any fines, tickets, penalties or other charges related to a violation by LESSEE or any other person (other than LESSOR) of any local, state or federal statute, ordinance, law or regulation, or if LESSOR performs other administrative tasks on behalf of LESSEE, LESSEE shall, upon demand, promptly reimburse LESSOR for same and pay an additional charge of $25.00 for each of the administrative expenses incurred by LESSOR in administering such legal process and in processing each fine, ticket, penalty or other such charge on behalf of LESSEE.

6.  REGISTRATION, PLATES, ETC.

LESSEE shall at its own expense, obtain all registration plates and other plates, permits, inspections or licenses required to be obtained in the name of LESSOR except for the initial registration plates which LESSOR shall obtain at LESSEE'S expense. Upon request, LESSOR shall issue to LESSEE, for such purpose, powers of attorney and/or other necessary authority. Both LESSOR and LESSEE covenant and agree to cooperate and to furnish any and all information or documentation which may be reasonably necessary to enable compliance with the provisions of this Section or any local, state or federal statute, ordinance, law or regulation.

7.  RENTAL CHARGES

LESSEE will pay LESSOR and LESSOR will accept as payment from LESSEE, as rental for the Vehicles, charges in accordance with the exhibits to this Agreement. All payments of rental shall be in United States legal tender and in immediately available funds. Rent shall continue to accrue and be payable with respect to any Vehicle that is lost, stolen, damaged, out-of-service or malfunctioning until all amounts due LESSOR hereunder in respect of such Vehicle are paid in full.

With respect to each Vehicle, all rental payments shall be due and payable with respect to a calendar month, in advance, on or before the first (1st) day of each such month during the term of the lease, WHICH TIME SHALL BE OF ESSENCE. LESSEE shall pay to LESSOR a late payment penalty in the amount of one and one-half percent (1 1/2%) or the highest legal interest rate, whichever is less, per month or fraction thereof of any rental payment which is not in the possession of LESSOR on or before such due date (or if the date falls on a weekend or holiday, then the immediately preceding business day).

Any Vehicle delivered or surrendered from service after the fifteenth (15th) day of any month will be treated as a delivery or surrender from service as of the first (1st) day of the following month, and any Vehicle delivered or surrendered from service on or prior to the fifteenth (15th) day of any month will be treated as a delivery or surrender from service as of the first (1st) day of such month; provided, however, that in the event LESSEE surrenders from service 25% or more of the Vehicles (calculated based on the Unamortized Book Value (as defined in paragraph 8 (d) hereof) of the Vehicles) at the same time, such disposition shall be treated as a disposition on the last day of the month the vehicle was in service.

In the event a lapse of time shall occur between the delivery to LESSOR of part of any Vehicle, such as a chassis, and delivery of any other part, such as a body, tank, etc., and it shall become necessary or desirable for LESSOR to advance funds to pay for such incomplete Vehicle, LESSOR, in such event, may pay for such incomplete Vehicle and either (i) bill LESSEE immediately for such amount paid or (ii) charge LESSEE for interim financing of such amount paid at a per annum rate of one percent (1%) over the Prime Rate (as defined below) which shall be payable by LESSEE at the time of delivery of the complete Vehicle. For purposes of the foregoing,

                                   2
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"Prime Rate" shall be defined to mean the highest rate quoted as the "Prime
Rate" in the column entitled "Money Rates" published in the Wall Street Journal on the Delivery Date. All incomplete Vehicles thus acquired shall, with the exception of the payment of rentals, be subject to the terms and conditions of this Agreement.

LESSEE agrees to carefully review each billing or other statement provided by LESSOR. All statements rendered by LESSOR shall be presumed correct and accurate and in the case of billing statements constitute a liquidated and undisputed amount due LESSOR from LESSEE unless, within thirty (30) days after receipt thereof, LESSEE shall deliver written objection thereto specifying any errors in the statement. In such event, LESSOR'S sole liability and LESSEE'S exclusive remedy shall be to make appropriate adjustments in LESSEE'S account. All changes are based upon LESSOR'S standard operating routines, computer systems capabilities, and existing business policy. Additional services and special handling required by LESSEE will be subject to separate negotiation. Nothing contained in this Agreement shall prevent LESSOR from obtaining compensation from manufacturers, suppliers or other vendors for its own account.

8.  SURRENDER AND DISPOSITION OF VEHICLES

     (a) LESSEE shall have the right, at any time after the first twelve (12) months of the Vehicle Lease Term for any Vehicles leased hereunder, upon reasonable written notice thereof to LESSOR, to surrender for disposition with or without replacement any one (1) or more of the Vehicles. Upon such election LESSEE shall, at its own expense, surrender the Vehicles at such place as may be mutually agreed upon between LESSEE and LESSOR, in the condition required under this Agreement. Such surrender shall include all license plates, registration certificates, documents of title and odometer certifications and other documentation necessary to effect the sale of the Vehicle. LESSOR shall use reasonable efforts to sell such Vehicles within a reasonable time after the date of surrender of possession unless otherwise mutually agreed. The surrender of any Vehicle shall not be effective until LESSOR takes actual possession of such Vehicle.

     (b) LESSOR shall, and LESSEE may, solicit from prospective purchasers in the wholesale vehicle market cash bids for such Vehicles on an AS IS, WHERE IS, BASIS, WITHOUT RECOURSE OR WARRANTY. Such Vehicles shall be sold for cash payable in full upon delivery. Without limiting the generality of the foregoing, LESSOR shall have the right to sell such Vehicles to any dealer or broker or at any wholesale automobile auction, including companies affiliated with LESSOR. In the event LESSOR sells any vehicle owned by LESSEE or any third party, LESSEE shall indemnify LESSOR from all liabilities directly or indirectly related to such sale and pay LESSOR a fee of $150.00 per vehicle.

    (c) Any Vehicles surrendered for sale shall continue to be subject to the terms and conditions of this Agreement until completion of the sale, and the rentals shall be subject to retroactive upward or downward adjustment based upon the proceeds received from such sale as set forth below.

    (d) From the proceeds realized from any such sale, there shall first be deducted the actual costs and expenses incurred by LESSOR in undertaking such sale, including any commercially reasonable expenses in preparing the Vehicle for sale, the balance remaining to constitute the net proceeds. The net proceeds from the sale of any Vehicle surrendered for replacement or otherwise shall be payable to LESSOR. LESSOR shall apply the net proceeds to all amounts owed by LESSEE to LESSOR under this Lease. In the event that the remaining net proceeds are less than LESSOR'S capitalized cost of such Vehicle, less appropriate amortization charges (herein "Unamortized Book Value"), LESSEE shall pay LESSOR, in cash, as a rental charge adjustment, the amount of such deficiency. In the event that the remaining net proceeds are in excess of the Unamortized Book Value of such Vehicle, LESSOR shall pay to LESSEE, in cash as a rental charge adjustment, the amount of such excess. In the event of a casualty, theft or other loss of a Vehicle, the net proceeds for such Vehicle shall be deemed to be zero. In addition, in the event of a casualty, theft or other loss of a Vehicle, termination prior to 12 months in service, or a default, LESSEE shall pay to LESSOR, upon demand, a termination adjustment equal to the interest and the Administrative Fee (as calculated in accordance with the exhibits to this Agreement) that would have been earned by LESSOR for the minimum Vehicle Lease Term.

9.  INSURANCE

LESSEE will purchase and maintain in force during the time the Agreement is in effect, insurance policies in at least the amounts listed below, covering the Vehicles between the time of delivery thereof to LESSEE and final disposition by LESSOR. Said insurance shall be written by an insurance company or companies acceptable to LESSOR, insuring LESSEE against any loss, damage, claims, suits, actions or liability, and by endorsement naming LESSOR as an Additional Named Insured and Loss Payee. Such endorsement or endorsements shall provide in each case that said insurance company or companies shall give to LESSOR at least thirty (30) days' notice in writing of proposed cancellation, modification, or alteration of any said insurance.

             TYPE                                     AMOUNT
             ----                                     ------
Public Liability and Property Damage       $1,000,000 Combined Single Limit
(comprehensive automobile liability)       (per occurrence)

Collision, Fire and Theft (ALL RISK)       Not less than the Unamortized Book
                                           Value from time to time

The above insurance shall carry a maximum deductible of five hundred dollars ($500.00) and also include the following, in amounts note less than the applicable minimum legal requirements: (a) uninsured/underinsured motorist coverage, and (b) no fault protection. LESSEE shall in addition provided
General Liability Insurance covering LESSEE'S indemnification responsibilities hereunder. Prior to the date that any Vehicle is placed in service by LESSEE, LESSEE shall furnish LESSOR with a certificate of insurance or other evidence thereof acceptable to LESSOR. Policies covering the aforementioned fire and theft and collision insurance shall bear endorsements to the effect that proceeds thereof shall be payable to LESSOR and/or LESSEE as their interests may appear. LESSEE, in the event
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of any default hereunder, hereby appoints LESSOR as LESSEE'S attorney-in-fact to receive payment of and endorse all checks and other documents and to take any other actions necessary to pursue insurance claims and recover payments if LESSEE fails to do so. Any expense of LESSOR in adjusting or collecting insurance shall be borne by LESSEE. In the event a Vehicle is involved in any material accident, LESSEE shall immediately notify LESSOR and provide (i) a detailed report describing the accident, (ii) copies of all reports provided to an insurance carrier or governmental agency and (iii) copies of any legal papers relating to the accident.

If for any reason LESSEE shall fail to maintain insurance in force in accordance with this section, LESSOR may, at it sole option, (a) obtain such insurance and upon demand shall be reimbursed by LESSEE for the actual cost thereof plus 10% of such cost to defray administrative expense; or (b) terminate the lease of any or all Vehicles leased hereunder, effective immediately, by giving written notice of termination to LESSEE.

10.   INDEMNIFICATION BY LESSEE

LESSEE COVENANTS AND AGREES TO INDEMNIFY, SAVE HARMLESS AND DEFEND LESSOR, ANY OFFICER, EMPLOYEE OR AGENT OF LESSOR, AND ANY PARENT, SUBSIDIARY OR AFFILIATE OF LESSOR ("INDEMNIFIED PARTIES"), AGAINST ANY AND ALL LIABILITY, CLAIMS FOR LOSS, DAMAGE, OR INJURY AND FROM AND AGAINST ANY SUITS, ACTIONS, OR LEGAL PROCEEDINGS OF ANY KIND BROUGHT AGAINST ANY INDEMNIFIED PARTIES FOR OR ON ACCOUNT OF ANY PERSON(S) OR LEGAL ENTITY, OR ON ACCOUNT OF ANY INJURIES RECEIVED OR SUSTAINED BY ANY PERSON(S), OR LEGAL ENTITY IN ANY MANNER, DIRECTLY OR INDIRECTLY CAUSED BY, INCIDENT TO, OR GROWING OUT OF, WHOLLY OR IN PART, THE USE, OPERATION, POSSESSION OR MAINTENANCE OF THE VEHICLES BETWEEN THE TIME OF DELIVERY THEREOF TO LESSEE AND THE TIME OF SURRENDER THEREOF BY LESSEE TO LESSOR FOR DISPOSITION, PROVIDED, HOWEVER, THAT IN THE EVENT LESSOR SELLS ANY VEHICLE TO LESSEE OR ANY OFFICER, EMPLOYEE OR AGENT OF LESSEE, OR ANY PARENT, SUBSIDIARY OR AFFILIATE OF LESSEE, LESSEE'S COVENANTS OF INDEMNITY SHALL CONTINUE. LESSEE further agrees to take upon itself the settlement of all such claims and the defense of any suit or suits, or legal proceedings of any kind brought to enforce such claim and claims, and to pay all judgements entered into in such suit or suits and all costs, attorneys' fees or other expenses. In any instance where said claims in any way affect LESSOR'S interests under this Agreement, LESSEE shall not consummate any settlement without LESSOR'S prior written consent.

LESSEE FURTHER COVENANTS AND AGREES TO HOLD LESSOR HARMLESS FROM ANY LIABILITY, LOSS, DAMAGE, THEFT OR DESTRUCTION OF THE VEHICLES. In the event of any such liability, loss, damage, theft or destruction, LESSEE shall pay to the LESSOR the Unamortized Book Value and all outstanding charges with respect to such Vehicle pursuant to this Agreement.

The foregoing LESSEE'S covenants of indemnity do not encompass any gross negligence or willful misconduct by LESSOR, but are otherwise absolute and unconditional and shall continue in full force and effect notwithstanding any insurance coverage that LESSEE may carry or the termination of this Agreement.

THE PROVISIONS OF THIS SECTION COMPREHEND, BUT WITHOUT LIMITATION, LIABILITY AND CLAIMS, HOWSOEVER ARISING, WHETHER BY REASON OF NEGLIGENCE, BREACH OF WARRANTY, DEFECT IN MANUFACTURE OR MAINTENANCE OR OTHERWISE, AND EVEN THOUGH STRICT LIABILITY MAY BE CLAIMED.

11.   LESSOR--LESSEE RELATIONSHIP

      (a) This is an agreement of Lease only. It is agreed that this is not an agreement of partnership or employment of LESSOR or of any of LESSOR'S employees by LESSEE and the LESSOR is an independent contractor. Except as may be specifically provided in an executed Power of Attorney, neither LESSEE nor any employee of LESSEE shall have any authority to act on behalf of LESSOR or be deemed to be the agent, servant or employee of LESSOR. Nothing herein contained shall give or convey to LESSEE any right, title or interest in and to any Vehicle leased hereunder except as lessee of such Vehicle and LESSEE shall have no option to purchase any vehicle.

      (b) The parties intend this Agreement to be a finance lease as defined in
Article 2A of the Florida Uniform Commercial Code. LESSOR did not select, manufacture or supply any Vehicle. LESSOR has acquired or will acquire the Vehicles solely in connection with the lease of the Vehicles to LESSEE pursuant to this Agreement. LESSEE'S approval of the contract evidencing LESSOR'S purchase of a Vehicle is a condition to the effectiveness of this Agreement as to such Vehicle.

      (c) In the event that, contrary to the intention of the parties hereto, this Lease is deemed to be other than a lease, LESSEE hereby grants LESSOR a security interest in the Vehicles and all proceeds, accessories, chattel paper, equipment and general intangibles related thereto to secure all of LESSEE'S obligations hereunder. At LESSOR'S request, LESSEE agrees to execute any financing statements or other instruments necessary or expedient for filing, recording or perfecting the interest and title of LESSOR. A photostatic copy or other reproduction of this Agreement shall be sufficient as a financing statement.

      (d) Lessee confirms that each Lease of a Vehicle under this Agreement is for commercial use and not primarily for personal, family or household purposes.

12.   STATEMENTS AND RIGHTS OF INSPECTION

LESSOR shall have the right to inspect any Vehicle and the records of LESSEE pertaining to LESSEE'S Vehicles at any reasonable time upon reasonable notice. The creditworthiness of LESSEE is a material condition to this Agreement. LESSEE shall provide LESSOR with LESSEE'S annual audited financial statements or such other financial statements as reasonable required by LESSOR each year this Agreement is in effect. LESSEE shall notify LESSOR, in writing, of any changes in name, ownership, or control of lessee, within 15 days of such change.

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13.  DEFAULT BY LESSEE

In the event LESSEE shall fail to make the payments as herein provided or, after ten days written notice, shall fail to perform any of its other covenants under this Agreement, or in the event LESSEE or any guarantor (a) shall make an assignment for the benefit of creditors, or suffer a receiver or trustee to be appointed, or file or suffer to be filed any petition under any bankruptcy or insolvency law of any jurisdiction; or (b) commit or omit any act which LESSOR reasonably determines impairs LESSEE'S prospect of making payments or performing any of the other covenants required by LESSEE hereunder; or (c) is in default under any other agreement it may have with the LESSOR or any parent, subsidiary or affiliate of LESSOR; or (d) suffers a material adverse change in operating or financial condition which impairs LESSEE'S ability to perform its obligations hereunder or LESSOR'S title to or rights in the Vehicles; or (e) shall deliver or make any representation or warranty made herein, or in any document delivered to LESSOR in connection herewith, which shall prove to be false or misleading in any material respect; then in such event LESSOR may, at its option, in addition to any other remedies which may be available to it at law or in equity, all remedies being cumulative:

(i) terminate this Agreement with respect to any or all of the Vehicles hereunder, in which event any and all such Vehicles shall immediately be delivered, at LESSEE'S cost and expense, to a location or locations specified by LESSOR which is reasonably convenient to both parties, and accelerate and recover from LESSEE all unpaid rentals due and other charges, together with all costs and expenses, including reasonable attorney's fees, incurred by LESSOR in the enforcement of its rights under the provisions of this Agreement or applicable law; or

(ii) repossess any or all Vehicles hereunder, or require LESSEE to surrender such Vehicles to LESSOR at a location or locations specified by LESSOR which is reasonably convenient to both parties, without terminating this Agreement and charge LESSEE with any deficiency between the amount due from LESSEE and the amount realized by leasing or selling such Vehicles to another party, while retaining its right to collect the full rental due for the period prior to termination and repossession, and all expenses incurred in repossessing said Vehicles, including reasonable attorneys' fees for enforcement of LESSOR'S rights.

The LESSEE shall in any event remain responsible to the LESSOR for the Unamortized Book Value of the Vehicles and all other amounts owed by LESSEE to LESSOR hereunder, and it is further agreed that Lessor shall be entitled to receive from LESSEE a minimum of twelve (12) months Interest and Administrative Fee on Vehicles in service for less than twelve (12) months at the date of default. For purposes of Article 2A of the Florida Uniform Commercial Code, the parties specify that the discount rate applicable with respect to each lease of a Vehicle under this Agreement shall be equal to the one year U.S. Treasury Bill rate set forth under the caption "U.S. Government Securities/Treasury Bills/Auction Average (Investment)" in the weekly statistical release designated as H. 15 (519), or any successor publication, most recently published by the Board of Governors of the Federal Reserve System prior to the Delivery Date of such Vehicle.

In case of failure by LESSEE to comply with any provision of this Agreement, LESSOR shall have the right, but not the obligation, at its option, to effect such compliance as in LESSOR'S sole discretion is appropriate, in whole or in part, and all expenses of LESSOR incurred in effecting such compliance shall be immediately due and payable by LESSEE. LESSOR'S effecting such compliance shall not in any way be deemed to constitute a waiver of any default by LESSEE.

14.  LIMITATION OF LESSOR'S LIABILITY

LESSEE AGREES THAT LESSEE'S SOLE AND EXCLUSIVE REMEDY FOR ANY MATTER OR CAUSE OF ACTION RELATED DIRECTLY OR INDIRECTLY TO ANY BREACH BY LESSOR OF THIS AGREEMENT OR ANY OTHER AGREEMENT BETWEEN LESSEE AND LESSOR SHALL BE A CAUSE OF ACTION FOR CONTRACT DAMAGES LIMITED TO ACTUAL AND DIRECT DAMAGES INCURRED BY LESSEE. LESSOR SHALL IN NO EVENT BE LIABLE FOR ANY CONSEQUENTIAL, SPECIAL, EXEMPLARY, PUNITIVE, INCIDENTAL OR INDIRECT DAMAGES, INCLUDING WITHOUT LIMITATION, LOSS OF PROFIT OR GOODWILL. LESSEE FURTHER AGREES THAT ANY ACTION AGAINST LESSOR FOR DEFAULT UNDER THIS AGREEMENT OR OTHERWISE MUST BE COMMENCED WITHIN ONE YEAR AFTER THE CAUSE OF ACTION ACCRUED.

15.  ASSIGNMENTS

LESSOR may from time to time assign all or any part of its right, title and interest in this Agreement, including all monies and claims for monies due and to become due hereunder, with respect to one or more Vehicles, to one or more parties, and upon such assignment all of the assigned rights and remedies of LESSOR hereunder shall vest in and be exercisable by the assignee: provided, however, that any such assignment shall not affect LESSEE'S right to remain in possession of any Vehicle until expiration of the lease term in accordance with this Agreement as long as LESSEE shall not be in default.

LESSEE SHALL NOT ASSIGN, SUBLET, LIEN, ENCUMBER, OR TRANSFER ANY INTEREST IN ANY OF THE VEHICLES OR ANY INTEREST IN THIS AGREEMENT TO ANY PARTY WITHOUT THE WRITTEN CONSENT OF THE LESSOR. ANY SUCH CONSENT BY LESSOR SHALL NOT RELIEVE LESSEE OF ITS OBLIGATIONS AND LIABILITIES HEREUNDER.

16.  SUBSIDIARIES AND PARENTS

Any Vehicles leased by LESSOR to present or future subsidiaries or parents of LESSEE, shall be within the terms and conditions of this Agreement, and LESSEE warrants that, in the event such subsidiary or parent does not perform according to the terms and conditions of this Agreement, LESSEE will, upon fifteen (15) days notice of any default, perform according to the terms and conditions of this Agreement regarding the Vehicles on lease to such subsidiary or parent. Such performance shall be absolute and unconditional and, with respect to amounts owing, constitute a guaranty of payment.


                                     6
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17. MODIFICATIONS

This Agreement contains the entire understanding of the parties and merges all oral understandings herein. Any modifications, changes or amendments may be made only in writing executed by LESSEE and LESSOR. Failure of either party to enforce any right granted herein shall not be deemed a waiver of such right.

18. EXECUTION, GOVERNING LAW, JURISDICTION AND VENUE

THIS AGREEMENT SHALL NOT BECOME EFFECTIVE UNTIL EXECUTED BY AN AUTHORIZED REPRESENTATIVE OF LESSOR, THE LAWS OF THE STATE OF FLORIDA SHALL GOVERN ALL QUESTIONS, DISPUTES OR CLAIMS, WHETHER BASED IN TORT, CONTRACT OR EQUITY, RELATING TO THE INTERPRETATION, PERFORMANCE, VALIDITY, ENFORCEMENT OR EFFECT OF THIS AGREEMENT, WITHOUT REGARD TO CHOICE OF LAW PRINCIPLES THEREOF, THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN BROWARD COUNTY, FLORIDA, OR, AT THE SOLE OPTION OF LESSOR, IN ANY OTHER COURT IN WHICH LESSOR SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY, LESSEE WAIVES ANY RIGHT IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION.

19. SEVERABILITY

If any portion of this Agreement shall be found to be illegal, invalid or contrary to public policy, the same may be modified or stricken by a Court of competent jurisdiction to the extent necessary to allow the court to enforce such provision in a manner which is as consistent with the original intent of the provision as possible. The striking and modification by the Court of any provision shall not have the effect of invalidating the Agreement as a whole.

20. WAIVER OF JURY TRIAL

BOTH PARTIES TO THIS AGREEMENT HEREBY WAIVE ANY AND ALL RIGHT TO ANY TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING DIRECTLY OR INDIRECTLY HEREUNDER.

21. MISCELLANEOUS

(a) This Agreement is for the benefit of and may only be enforced by the respective parties and their successors and permitted assigns and is not for the benefit of any may not be enforced by any third party claiming through LESSEE. This Agreement is the product of negotiations between the parties. Each provision hereof shall be read and interpreted in accordance with its common and ordinary meaning and no ambiguity in language shall be read or interpreted based upon the party that drafted the language.

(b) LESSEE acknowledges that any modifications, changes or amendments to this Agreement may be made only in writing executed by LESSEE and LESSOR.

IN WITNESS WHEREOF, the parties hereto have cause this Agreement to be signed by duly authorized representatives.


WORLD OMNI FINANCIAL CORP.                  SEPCO INDUSTRIES, INC.
- --------------------------                  ------------------------------
                  (LESSOR)                                        (LESSEE)

By: Illegible                               By: Gary A. Allcorn
- --------------------------                  ------------------------------

Title: Finance Mgr.                         Title: VP Finance
- --------------------------                  ------------------------------

Date: 8/27/93                               Date: 7/28/93
- --------------------------                  ------------------------------

Attest:                                     Attest: /s/  Donald K. Wile
- --------------------------                  ------------------------------

                                            Principal Place of Business
                                            & Mailing Address:
Address: 120 N.W. 12th Avenue               6500 BRITTMORE ROAD
- --------------------------                  ------------------------------
         Deerfield Beach,                   HOUSTON, TEXAS 77041
         Fl 33442
- --------------------------                  ------------------------------

                                            /s/  FRANCINE STEWART
- --------------------------                  ------------------------------
Witness                                     Witness

             CERTIFIED COPY OF RESOLUTION AND DESIGNATION OF AGENTS

     This is to certify that at a meeting of the Board of Directors of SEPCO-INDUSTRIES, INC. a Corporation, Incorporated under the Laws of the State of Texas with a principal place of business located at 6500 Brittmoore Road, Houston, Texas 77041; which meeting was duly called and properly held on July 28, 1993, at the principal office of said Corporation, pursuant to its by-laws at which meeting a quorum was present, the following resolution was unanimously duly adopted, to-wit:

     "RESOLVED, that any officer of this Corporation or any person designated by any officer is hereby authorized and empowered on behalf of this Corporation to transact any and all business with WORLD OMNI FINANCIAL CORP. which this Corporation could in any way transact, and he is further authorized to execute, acknowledge and delivery and/or appoint another to execute, acknowledge, and deliver on behalf of this Corporation and in its name, any and all notes, drafts, assignments, repurchase agreements, bills of sale, chattel mortgages, conditional sales contracts, trust receipts and any and all other instruments which he may deem necessary or convenient in the transaction of business of the undersigned, this authority to continue until written notice to the contrary if given to WORLD OMNI FINANCIAL CORP. by this Corporation.''

     As an officer of said Corporation and pursuant to the foregoing resolution I do hereby designate each of the following persons, to-wit:

   Gary A. Allcorn               Gary A. Allcorn            VP/Financial Officer
- -------------------------------------------------------------------------------
    Name (Type)                    Signature                  Title of Person

   Donald K. Wile                Donald K. Wile                 Controller
- -------------------------------------------------------------------------------
    Name (Type)                   Signature                   Title of Person


- -------------------------------------------------------------------------------
    Name (Type)                   Signature                   Title of Person


- -------------------------------------------------------------------------------
    Name (Type)                   Signature                   Title of Person

as agents of said Corporation and do hereby authorize and empower each of them to transact on behalf of this Corporation any and all business with which this Corporation could in any way transact, and
by this designation I do hereby give to each of them all the power and authority which it is possible to give and create in each of them under said resolution.

IN WITNESS WHEREOF, the undersigned secretary of said Corporation, has set his hand and affixed its corporate seal this 28th day of July, 1993.

(SEAL)

                                                   GARY A. ALLCORN
                                       -----------------------------------------
                                                      Secretary

                       WORLD OMNI FINANCIAL CORP.


_______________________________________________________________________________

LEASE EXHIBIT B                                      Client #__________________
AMORTIZATION
_______________________________________________________________________________


     This Exhibit B is a part of and subject to the Vehicle Lease Agreement (the "Agreement"), dated July 28, 1993 by and between the undersigned. Capitalized terms not defined herein shall have the meanings set forth in the Agreement and the other exhibits to the Agreement.

     LESSOR'S Capitalized Cost of each Vehicle shall be amortized from the Delivery Date at the monthly amortization rate set forth below (the "Amortization Rate") with respect to the amortization period selected by LESSEE. If more than one amortization period is selected by LESSEE, the amortization period with respect to a Vehicle shall be indicated on the Vehicle Order or Lease Unit Quotation.


                TERM IN MONTHS AND MONTHLY AMORTIZATION RATE

            The term of the lease will be forty-five (45) months with a monthly amortization rate of 2.223%.





                             CAPITALIZED COST
                  VEHICLES PURCHASED DIRECT FROM DEALER
                   (OUT OF STOCK) AND FOREIGN VEHICLES

The Capitalized Cost of Out of Stock or Foreign Vehicles is computed by adding together the following amounts:

          (i)    The Lessor's acquisition cost.

          (ii) Any additions, modifications, or changes to the vehicle pursuant to Lessee's request.

          (iii) $ -0- or 2.0% of Lessor's acquisition cost, whichever is greater.

                          WORLD OMNI FINANCIAL CORP.

________________________________________________________________________________

LEASE EXHIBIT B Con't
________________________________________________________________________________

                               CAPITALIZED COST
                           FACTORY ORDERED VEHICLES

      The Capitalized Cost of a Factory Ordered Vehicle is computed by adding together the following amounts:

             (i) The dealer's invoice price of the Vehicle as specified on the Manufacturer's Factory Invoice.

             (ii) Any additions, modifications, or changes to the Vehicle made pursuant to Lessee's request.

             (iii) A mark-up charge with respect to a Vehicle equal to the following:


            Make                                     Mark-up Charge
            ----                                     --------------
    All Domestic Vehicles                               ($200.00)

    All Light Duty Trucks                               ($200.00)

    All Cadillac, Lincoln, Corvette Vehicles        TO BE NEGOTIATED

    Other                                           TO BE NEGOTIATED


WORLD OMNI FINANCIAL CORP.                        SEPCO INDUSTRIES, INC.
        (LESSOR)                                        (LESSEE)

By: [ILLEGIBLE]                                    By: GARY A. ALLCORN
    ------------------------                           -------------------------

Title: Finance Manager                             Title: Vice President-Finance

Date: 8/27/93                                      Date: 7/28/93

                          WORLD OMNI FINANCIAL CORP.

_______________________________________________________________________________

EXHIBIT C
RENTAL CHARGES
FLOATING RATE BASED ON COMMERCIAL PAPER
_______________________________________________________________________________


     This Exhibit C is a part of and subject to the Vehicle Lease Agreement dated July 28, 1993 by and between the undersigned (the "Agreement"). Capitalized terms not defined herein shall have the meanings set forth in the Agreement and the other exhibits to the Agreement.

     LESSEE will pay LESSOR and LESSOR will accept as payment from LESSEE, as rental for each Vehicle, all charges in accordance with the Agreement plus monthly rent with respect to each Vehicle equal to the sum of the following:

     (a) A monthly amortization charge computed by applying the Amortization Rate with respect to the Vehicle to the Capitalized Cost of the Vehicle;

     (b) A monthly administrative fee equal to .06% of the Capitalized Cost of the Vehicle; and

     (c) A monthly interest charge computed by applying the Applicable Rate with respect to the Vehicle for such month to the Average Unamortized Book Value of the Vehicle for such month and dividing by 12.

     For the purpose of the Exhibit:

     "Applicable Rate" with respect to a Vehicle for a month means 50 basis points (i.e. .50 percent) per annum in excess of the rate quoted as the thirty
(30) day Commercial Paper rate in the "Money Rates" section of the Wall Street Journal for the nineteenth (19th) day of the month (or next business day if the nineteenth is a non-business day) immediately preceding the month for which rental rates are being determined. If the thirty day Commercial Paper rate is no longer published or is not available, a comparable index selected by LESSOR and agreed to by the LESSEE shall be substituted.


WORLD OMNI FINANCIAL CORP.                 SEPCO INDUSTRIES, INC.
- -----------------------------------        ----------------------------------
(LESSOR)                                   (LESSEE)

By:        [ILLEGIBLE]                   By:        GARY A. ALLCORN
   --------------------------------           -------------------------------

Title:      Finance Mgr.                   Title:
      -----------------------------              ----------------------------

Date:          8/27/93                     Date:
     ------------------------------             -----------------------------

                           WORLD OMNI FINANCIAL CORP.

_______________________________________________________________________________

EXHIBIT O                                                Client # _____________
OPERATING LEASE
_______________________________________________________________________________

     This Exhibit O is a part of and subject to the Vehicle Lease Agreement (the "Agreement") dated July 28, 1993 by and between the undersigned. For the purposes of the Exhibit, the following definitions shall apply:

     "Contingent Rentals" means costs incurred or assessed by LESSOR to repair or recondition Vehicles that are surrendered for the sale with excessive wear and tear as determined in the sole discretion of LESSOR.

     "Guaranteed Residual" means a portion of the Unamortized Book Value of a Vehicle at the time of surrender calculated as follows:

          (i) The Guaranteed Residual in the event the Vehicle is sold at the end of the minimum lease term is 16% of the Capitalized Cost of the Vehicle.

          (ii) The Guaranteed Residual in the event the Vehicle is sold at the end of a Renewal Period is 13% of the Unamortized Book Value of the Vehicle as of the end of the month preceding such Renewal Period.

     "Renewal Period" means each month-to month period beginning at the end of the minimum lease term during which LESSEE may continue to lease a particular Vehicle.

     Capitalized terms not defined herein shall have the meanings set forth in the Agreement and the other exhibits to the Agreement.

     The parties hereby agree to amend the Agreement by adding new Sections 8(e) and (f) as follows:

     (e) In the event that upon sale of a Vehicle that is in the same condition as when leased hereunder, reasonable wear and tear excepted, such remaining net proceeds are less than the Guaranteed Residual with respect to such Vehicle, LESSOR shall be responsible for the difference between the Guaranteed Residual and such remaining net proceeds and LESSEE shall only be required to pay LESSOR as a rental charge adjustment the difference between the Guaranteed Residual and the Unamortized Book Value with respect to such Vehicle.

________________________________________________________________________________

EXHIBIT O Cont.
                                                       Client # ________________
________________________________________________________________________________

          (f) Notwithstanding any of the foregoing, the total amount of Contingent Rentals billed to LESSEE shall be the lesser of the Contingent Rentals as determined by LESSOR or the amount borne by LESSOR as set forth above. Contingent Rentals are deemed to be additional Rental Charges and shall be paid by LESSEE in accordance with the provisions of the Agreement.

    This Amendment is effective as of July 28, 1993 for all Vehicles on lease at that date and all Vehicles placed in service thereafter. Except as amended by this exhibit, all other terms and conditions of the Agreement and the other exhibits to the Agreement are ratified and confirmed and remain in full force and effect.

WORLD OMNI FINANCIAL CORP.               SEPCO INDUSTRIES, INC.
- ------------------------------------     -------------------------------------
                   (LESSOR)                                   (LESSEE)

By:  Illegible                           By:    Gary A. Allcorn
    --------------------------------         ----------------------------------
Title: Finance Mgr.                      Title: VP Finance
       -----------------------------            -------------------------------
Date:            8/27/93                 Date:            7/28/93
      ------------------------------           --------------------------------

                          WORLD OMNI FINANCIAL CORP.


_____________________________________________________________________________

EXHIBIT L
LESSEE CERTIFICATION                                    Client #_____________
Pursuant to Internal Revenue Code as Amended
_____________________________________________________________________________


     The undersigned ("LESSEE") hereby acknowledges that all Vehicles subject to the Vehicle Lease Agreement (the "Agreement") dated July 28, 1993 by and between LESSEE and World Omni Leasing, Inc. ("LESSOR"), are included in this Certification. Capitalized terms not defined herein shall have the meanings set forth in the Agreement and the other exhibits to the Agreement.

          1. LESSEE certifies under penalty of perjury that it intends the Vehicles leased pursuant to the Agreement to be used more than fifty percent (50%) in the trade or business of the LESSEE; and

          2. LESSEE has been advised by LESSOR that, LESSOR and not LESSEE, will be treated as the owner of the Vehicles leased pursuant to the Agreement for Federal Income Tax purposes.


                                    (SEPCO INDUSTRIES, INC.)
                                    ---------------------------------------
                                                                   (LESSEE)


                                    By:        Gary A. Allcorn
                                       ------------------------------------

                                    Title:        VP Finance
                                          ---------------------------------

                                    Date:          7/28/93
                                         ----------------------------------